Section 906 Certifications

I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: August 26, 2010 /s/ Jonathan S. Horwitz ______________________ Jonathan S. Horwitz Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: August 26, 2010 /s/ Steven D. Krichmar ______________________ Steven D. Krichmar Principal Financial Officer

Attachment A
N-CSR
Period (s) ended June 30, 2010

Putnam Europe Equity Fund
Putnam International Equity Fund
Putnam Multi-Cap Growth Fund ( formerly Putnam New Opportunities Fund)
Putnam Small Cap Growth Fund
Putnam International Value Fund (formerly Putnam International Growth and Income Fund)

Putnam VT American Government Income Fund
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT George Putnam Balanced Fund (formerly Putnam VT The George Putnam Fund of Boston)
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund (formerly Putnam VT International Growth and Income Fund)
Putnam VT International Growth Fund (formerly Putnam VT International New Opportunities Fund)
Putnam VT Investors Fund
Putnam VT Multi-Cap Value Fund (formerly Putnam VT Mid-Cap Value Fund)
Putnam VT Money Market Fund
Putnam VT Multi-Cap Growth Fund (formerly Putnam VT New Opportunities Fund)
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund